Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
EQUITY

Note 21:- equity

The composition of the Company’s share capital is as follows:

	December 31, 2022			December 31, 2021
	Authorized	Issued	Outstanding	Authorized	Issued	Outstanding

Ordinary shares, NIS 1 par value each	25,000,000	15,886,287	15,317,667	25,000,000	15,862,887	15,294,267

a.	Formula’s ordinary shares, par value NIS 1 per share, are traded on the TASE, and Formula’s ADSs, each representing one ordinary share, are traded on the NASDAQ.

b.	Formula holds 568,620 of its own ordinary shares.

c.	In February 2021, Formula declared a cash dividend of approximately NIS 33,036 (approximately $10,155) or NIS 2.16 per share (approximately $0.66 per share) to shareholders of record on February 18, 2021 that was paid on March 4, 2021.

d.	In August 2021, Formula declared a cash dividend of approximately NIS 38,694 (approximately $11,932) or NIS 2.53 per share (approximately $0.78 per share) to shareholders of record on September 1, 2021 that was paid on September 19, 2021.

e.	In March 2022, Formula declared a cash dividend of approximately NIS 39,213 (approximately $12,018) or NIS 2.56 per share (approximately $0.78 per share) to shareholders of record on April 12, 2022 that was paid on April 25, 2022.

f.	In November 2022, Formula declared a cash dividend of approximately NIS 33,086 (approximately $9,571) or NIS 2.16 per share (approximately $0.62 per share) to shareholders of record on December 5, 2022 that was paid on December 19, 2022.

g.	For information concerning Formula’s employees and officers share-based plans, see Note 18.